John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on November 1, 2023, and payable on November 30, 2023. No action is required on your part.

Distribution Period:	November 2023
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable November 30, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 11/1/2023-11/30/2023		11/1/2023-11/30/2023 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.1372	99%	0.1372	99%
Net Realized Short-
Term Capital Gains	0.0008	1%	0.0008	1%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.1380	100%	0.1380	100%

Average annual total return (in relation to NAV) for the 5 years ended on October 31, 2023				2.86%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2023				8.71%
Cumulative total return (in relation to NAV) for the fiscal year through October 31, 2023				-9.16%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
October 31, 2023				0.73%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the

1The Fund’s current fiscal year began on November 1, 2023 and will end on October 31, 2024.

money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the November 2023 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on December 1, 2023, and payable on December 29, 2023. No action is required on your part.

Distribution Period:	December 2023
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable December 29, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 12/1/2023-12/31/2023		11/1/2023-12/31/2023 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0768	56%	0.2083	75%
Net Realized Short-
Term Capital Gains	0.0081	6%	0.0243	9%
Net Realized Long-
Term Capital Gains	0.0531	38%	0.0434	16%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.1380	100%	0.2760	100%

Average annual total return (in relation to NAV) for the 5 years ended on November 30, 2023				4.41%
Annualized current distribution rate expressed as a percentage of NAV as of November 30,
2023				8.02%
Cumulative total return (in relation to NAV) for the fiscal year through November 30, 2023				9.31%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
November 30, 2023				1.34%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the

1The Fund’s current fiscal year began on November 1, 2023 and will end on October 31, 2024.

Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the December 2023 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on January 2, 2024, and payable on January 31, 2024. No action is required on your part.

Distribution Period:	January 2024
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable January 31, 2024, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 01/1/2024-01/31/2024		11/1/2023-01/31/2024 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0250	18%	0.2337	56%
Net Realized Short-
Term Capital Gains	0.0180	13%	0.0486	12%
Net Realized Long-
Term Capital Gains	0.0073	5%	0.1317	32%
Return of Capital or
Other Capital Source	0.0877	64%	0.0000	0%
Total per common share	0.1380	100%	0.4140	100%

Average annual total return (in relation to NAV) for the 5 years ended on December 31, 2023				6.35%
Annualized current distribution rate expressed as a percentage of NAV as of December 31,
2023				7.79%
Cumulative total return (in relation to NAV) for the fiscal year through December 31, 2023				13.41%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
December 31, 2023				1.95%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the

1The Fund’s current fiscal year began on November 1, 2023 and will end on October 31, 2024.

money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the January 2024 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on February 1, 2024, and payable on February 29, 2024. No action is required on your part.

Distribution Period:	February 2024
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable February 29, 2024, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 02/1/2024-02/29/2024		11/1/2023-02/29/2024 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.1333	97%	0.3678	67%
Net Realized Short-
Term Capital Gains	0.0047	3%	0.0613	11%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.1229	22%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.1380	100%	0.5520	100%

Average annual total return (in relation to NAV) for the 5 years ended on January 31, 2024				4.15%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2024				7.98%
Cumulative total return (in relation to NAV) for the fiscal year through January 31, 2024				11.54%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
January 31, 2024				2.66%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax

1The Fund’s current fiscal year began on November 1, 2023 and will end on October 31, 2024.

regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the February 2024 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on March 1, 2024, and payable on March 28, 2024. No action is required on your part.

Distribution Period:	March 2024
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable March 28, 2024, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 03/1/2024-03/31/2024		11/1/2023-03/31/2024 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0922	67%	0.4457	65%
Net Realized Short-
Term Capital Gains	0.0191	14%	0.0892	13%
Net Realized Long-
Term Capital Gains	0.0267	19%	0.1551	22%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.1380	100%	0.6900	100%

Average annual total return (in relation to NAV) for the 5 years ended on February 29, 2024				3.76%
Annualized current distribution rate expressed as a percentage of NAV as of February 29,
2024				7.92%
Cumulative total return (in relation to NAV) for the fiscal year through February 29, 2024				13.15%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
February 29, 2024				3.30%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the

1The Fund’s current fiscal year began on November 1, 2023 and will end on October 31, 2024.

Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the March 2024 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on April 1, 2024, and payable on April 30, 2024. No action is required on your part.

Distribution Period:	April 2024
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable April 30, 2024, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 04/1/2024-04/30/2024		11/1/2023-04/30/2024 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0376	27%	0.4833	58%
Net Realized Short-
Term Capital Gains	0.0180	13%	0.1163	14%
Net Realized Long-
Term Capital Gains	0.0824	60%	0.2284	28%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.1380	100%	0.8280	100%

Average annual total return (in relation to NAV) for the 5 years ended on March 31, 2024				4.43%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2024				7.53%
Cumulative total return (in relation to NAV) for the fiscal year through March 31, 2024				19.83%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of March
31, 2024				3.77%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax

1The Fund’s current fiscal year began on November 1, 2023 and will end on October 31, 2024.

regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the April 2024 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.